UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 5, 2008

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51150	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300, Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On May 5, 2008, KapStone Paper and Packaging Corporation (“KapStone”) was notified by the Federal Trade Commission that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 was granted with respect to KapStone’s pending acquisition of substantially all of the assets of MeadWestvaco South Carolina, LLC and MeadWestvaco Corporation (collectively “MeadWestvaco”) used in the manufacture and distribution of unbleached saturating kraft, unbleached coated kraft folding carton board and unbleached kraft linerboard at MeadWestvaco’s paper mill in Charleston, South Carolina and a related sawmill and five chip mills (collectively, the “Business”).

On May 6, 2008, KapStone issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing such early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Item 9.01               Financial Statements and Exhibits

                                (d)           Exhibits

                                99.1         Press release of KapStone Paper and Packaging Corporation dated May 6, 2008

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain matters discussed in this Form 8-K, including statements regarding the proposed acquisition of the Business, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the Company after the acquisition and any other statements about management’s future expectations, beliefs, goals, plans or prospects constitute “forward-looking statements” intended to qualify for the safe harbor from liability established by the U.S. Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on management’s beliefs, assumptions and current expectations and are subject to certain risks and uncertainties which could cause actual results to differ materially from those presented in these forward-looking statements.  The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the ability of Kapstone to successfully integrate the Business’ operations and employees, the ability to realize anticipated synergies and cost savings, general economic conditions and industry specific conditions.  In addition, please refer to the documents that KapStone files with the Securities and Exchange Commission on Forms 10-K, 10-Q and  8-K.  These filings identify and address other important factors that could cause KapStone’s financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document.  Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Except to the extent required by law, KapStone undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2008

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Roger W. Stone
Name:	Roger W. Stone
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of KapStone Paper and Packaging Corporation dated May 6, 2008